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                                                                  EXHIBIT 10.122


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                            ASSET PURCHASE AGREEMENT

                                 BY AND BETWEEN

                        PAXSON COMMUNICATIONS LPTV, INC.

                                      AND

                      ELECTRON COMMUNICATIONS CORPORATION


                                     * * *

                                  JULY 1, 1996


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                               TABLE OF CONTENTS


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RECITALS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

AGREEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

SECTION 1.  DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         "Accounts Receivable"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         "Assets" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         "Business Day" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         "Closing"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         "Closing Date" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         "Consents" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         "Contracts"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         "FCC"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         "FCC Consent"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         "FCC Licenses" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         "Final Order"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         "Intangibles"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         "Leasehold Interests"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         "Licenses" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         "Permitted Liens"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         "Person" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         "Purchase Price" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         "Station"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         "Tangible Personal Property" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3

SECTION 2.  PURCHASE AND SALE OF ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         2.1     Agreement to Sell and Buy  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         2.2     Excluded Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
         2.3     Purchase Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
                 (a)      Prorations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
                 (b)      Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
                 (c)      Manner of Determining Adjustments . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
         2.4     Payment of Purchase Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
         2.5     Assumption of Liabilities and Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF SELLER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
         3.1     Standing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6





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
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         3.2     No Breach or Violation.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         3.3     Absence of Conflicting Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         3.4     Licenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         3.5     Title to and Condition of Leasehold Interests  . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         3.6     Title to and Condition of Tangible Personal Property . . . . . . . . . . . . . . . . . . . . . . . .   8
         3.7     Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         3.8     Reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         3.9     Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         3.10    Claims and Legal Actions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         3.11    Environmental; Hazardous Materials . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         3.12    Compliance with Laws.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         3.13    Full Disclosure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

SECTION 4.       REPRESENTATIONS AND WARRANTIES OF BUYER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         4.1     Organization, Standing and Authority . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         4.2     Authorization and Binding Obligation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         4.3     Absence of Conflicting Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         4.4     Full Disclosure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         4.5     Buyer Qualifications . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

SECTION 5.       OPERATIONS OF THE STATION PRIOR TO CLOSING . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         5.1     Generally  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         5.2     Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         5.3     Disposition of Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         5.4     Encumbrances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         5.5     Licenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         5.6     Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         5.7     Access to Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         5.8     Maintenance of Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         5.9     Books and Records  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         5.10    Notification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         5.11    Compliance with Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

SECTION 6.       SPECIAL COVENANTS AND AGREEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         6.1     FCC Consent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         6.2     Control of the Station . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         6.3     Risk of Loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         6.4     Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         6.5     Cooperation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         6.6     Broker . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12




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         6.7     Weigner  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

SECTION 7.       CONDITIONS TO OBLIGATIONS OF BUYER AND SELLER
                 AT CLOSING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         7.1     Conditions to Obligations of Buyer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 (a)      Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 (b)      Covenants and Conditions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 (c)      FCC Consent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 (d)      Governmental Authorizations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 (e)      Deliveries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 (g)      Tower Lease.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 (h)      Seller Application. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         7.2     Conditions to Obligations of   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 (a)      Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 (b)      Covenants and Conditions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 (c)      Deliveries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 (d)      FCC Consent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

SECTION 8.       CLOSING AND CLOSING DELIVERIES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         8.1     Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 (a)      Closing Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 (b)      Closing Place . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         8.2     Deliveries by Seller . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                 (a)      Transfer Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                 (b)      Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                 (c)      Licenses, Contracts, Business Records, Etc. . . . . . . . . . . . . . . . . . . . . . . . .  15
                 (d)      Opinion of Counsel  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                 (e)      Resolutions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                 (f)      Tower Lease . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                 (g)      Other Instruments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         8.3     Deliveries by Buyer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 (a)      Purchase Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 (b)      Assumption Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 (c)      Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 (d)      Opinion of Counsel  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 (e)      Resolutions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 (f)      Other Instruments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

SECTION 9.  TERMINATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         9.1     Termination by Seller  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16






                                        - iii -

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3
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                 (a)      Conditions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 (b)      Judgments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                 (c)      Upset Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         9.2     Termination by Buyer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                 (a)      Conditions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                 (b)      Judgments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                 (c)      Upset Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         9.3     Escrow Deposit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         9.4     Rights on Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

SECTION 10.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES;
                 INDEMNIFICATION; CERTAIN REMEDIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         10.1    Representations and Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         10.2    Indemnification by Seller  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         10.3    Indemnification by Buyer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         10.4    Procedure for Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         10.5    Certain Limitations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

SECTION 11.      MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         11.1    Attorneys' Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         11.2    Fees and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         11.3    Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         11.4    Benefit and Binding Effect . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         11.5    Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         11.6    GOVERNING LAW  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         11.7    Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         11.8    Gender and Number  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         11.9    Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         11.10   Waiver of Compliance; Consents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         11.11   Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         11.12   Press Releases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23





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

                               LIST OF SCHEDULES AND EXHIBITS
                               ------------------------------


                          Schedule 3.3             -        Consents

                          Schedule 3.4             -        Licenses

                          Schedule 3.5             -        Leasehold Interests

                          Schedule 3.6             -        Personal Property

                          Schedule                 -        Opinion of Seller's Counsel

                          Schedule 8.3(d)          -        Opinion of Buyer's Counsel

                          Schedule 9.3             -        Escrow Agreement

                            ASSET PURCHASE AGREEMENT


         This ASSET PURCHASE AGREEMENT is dated as of July 1, 1996, by and among Paxson Communications LPTV, Inc., a Florida corporation ("Buyer"), and Electron Communications Corporation, a Wyoming corporation ("Seller").

                                    RECITALS

         A. Seller's sole stockholder is, and as of the Closing Date Seller will be, the licensee of and owner and operator of WRAP-LP, Channel 33, Boston, Massachusetts (the "Station"), pursuant to authorizations issued by the Federal Communications Commission (the "FCC"). Seller's sole stockholder has been issued Special Temporary Authority ("STA") to operate the Station on Channel 54 and has pending before the FCC an application to operate the Station on Channel 54 on a permanent basis and will assign the STA and application to Seller prior to the Closing hereunder.

         B. Seller desire to sell, and Buyer wishes to buy, substantially all the assets that are owned by Seller or in which Seller have a transferable interest and which are used or useful in the business or operations of the Station, for the price and on the terms and conditions set forth in this Agreement.

                                   AGREEMENTS

         In consideration of the above recitals and of the mutual agreements and covenants contained in this Agreement, Buyer and Seller, intending to be bound legally, agree as follows:

SECTION 1.  DEFINITIONS

         The following terms, as used in this Agreement, shall have the meanings set forth in this Section:

         "Accounts Receivable" means the right of Seller to payment for the sale of advertising and/or programming time on the Station prior to the Closing Date.

         "Assets" means the assets to be sold, transferred, or otherwise conveyed to Buyer under the Agreement, as specified in Section 2.1.

         "Business Day" means any day other than Saturday, Sunday or other day on which banks in Florida are authorized to close their regular banking business.

         "Closing" means the consummation of the purchase and sale of the Assets pursuant to this Agreement in accordance with the provisions of Section 8.

         "Closing Date" means the date on which the Closing occurs, as determined pursuant to Section 8.

         "Consents" means the consents, permits, or approvals of government authorities and other third parties necessary to transfer the Assets to Buyer or otherwise to consummate the transactions contemplated by this Agreement.

         "Contracts" means all contracts, leases, non-governmental licenses, and other agreements (including leases for personal or real property and employment agreements), written or oral (including any amendments and other modifications thereto) to which Seller is a party or which are binding upon Seller and which relate to or affect the Assets or the business or operations of the Station, and (i) which are in effect on the date of this Agreement or
(ii) which are entered into by Seller between the date of this Agreement and the Closing Date.

         "FCC" shall have the meaning set forth in the Recitals to this Agreement.

         "FCC Consent" means action by the FCC granting its consent to the assignment of the FCC Licenses to Buyer as contemplated by this Agreement.

         "FCC Licenses" means all Licenses issued by the FCC to Seller in connection with the business or operations of the Station.

         "Final Order" means an action by the FCC that has not been reversed, stayed, enjoined, set aside, annulled, or suspended, and with respect to which no requests are pending for administrative or judicial review, reconsideration, appeal, or stay, and the time for filing any such requests and the time for the FCC to set aside the action on its own motion have expired.

         "Intangibles" means all copyrights, trademarks, trade names, service marks, service names, licenses, patents, permits, jingles, proprietary information, technical information and data, machinery and equipment warranties, and other similar intangible property rights and interests (and any goodwill associated with any of the foregoing) applied for, issued to, or owned by Seller or under which Seller is licensed or franchised and which are used or useful in the business and operations of the Station, together with any additions thereto between the date of this Agreement and the Closing Date.

         "Leasehold Interests" means Seller's interests in leaseholds and subleaseholds, purchase options, easements, licenses, rights to access, and rights of way, which are used or useful in the business or operations of the Station, together with any additions thereto between the date of this Agreement and the Closing Date.

         "Licenses" means all licenses, permits, and other authorizations issued by the FCC, the Federal Aviation Administration, or any other federal, state, or local government authorities to Seller in connection with the conduct of the business or operations of the Station, together with any additions thereto between the date of this Agreement and the Closing Date.

         "Permitted Liens" means liens for taxes not yet due and payable.

         "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, or any governmental entity.

         "Purchase Price" shall have the meaning set forth in Section 2.3 hereof.

         "Station" shall have the meaning set forth in the Recital to this Agreement.

         "Tangible Personal Property" means all machinery, equipment, tools, furniture, leasehold improvements, office equipment, plant, inventory, spare parts, and other tangible personal property which is owned by Seller or in which Seller has an interest and which is used or useful in the conduct of the business or operations of the Station, together with any additions thereto between the date of this Agreement and the Closing Date, but excluding any Tangible Personal Property consumed in the ordinary course of business between the date hereof and the Closing Date.

SECTION 2.  PURCHASE AND SALE OF ASSETS

         2.1 Agreement to Sell and Buy. Subject to the terms and conditions set forth in this Agreement, Seller hereby agrees to sell, transfer, assign and/or deliver to Buyer on the Closing Date, and Buyer agrees to purchase and accept, all of the assets and property interests owned by Seller or in which Seller has a property interest which are used or useful in connection with the conduct of the business or operations of the Station, together with any additions thereto between the date of this Agreement and the Closing Date, but excluding the assets described in Section 2.2 hereof, free and clear of any claims, liabilities, security interests, mortgages, liens, pledges, conditions, charges, or encumbrances of any nature whatsoever (except for Permitted Liens), including the following:

                 (a)      The Tangible Personal Property;

                 (b)      The Leasehold Interests;

                 (c)      The Licenses;

                 (d) The Intangibles, including the goodwill of the Station, if any;

                 (e) All choses in action of Seller relating to the Station that are assignable to Buyer as provided herein; and

                 (f) All records required by the FCC to be kept by the Station and copies of all other books and records which belong to Seller and are within its possession and control relating to the business or operations of the Station (exclusive of corporate, financial and accounting records).

         2.2 Excluded Assets. The Assets shall exclude the following assets:

                 (a) Seller's Accounts Receivable, and cash or cash equivalents on hand as of the Closing Date; any insurance policies, letters of credit, or other similar items and cash surrender value in regard thereto; and any stocks, bonds, certificates of deposit and similar securities or other investments;

                 (b) Any pension, profit sharing or employee benefit plans and all contracts related thereto, and any collective bargaining agreements;

                 (c) All books and records relating to Seller's internal corporate organization or internal financial matters;

                 (d) Any Contracts including, without limitation, all affiliation agreements relating to the Station;

                 (e)      The Call Sign WRAP-LP;

                 (f) Any claims, rights and interest in and to any refunds of federal, state or local franchise, income or other taxes or fees for periods prior to the Closing Date; and

                 (g)      Any equipment owned by Video Jukebox Network, Inc.

         2.3 Purchase Price. The purchase price for the Assets shall be One Million Three Hundred Thousand Dollars ($1,300,000) (the "Purchase Price"), adjusted as provided below:

                 (a) Prorations. The Purchase Price shall be increased or decreased as required to effectuate the proration of expenses as of 11:59 p.m., Eastern Standard Time, on the day prior to the Closing Date. All expenses arising from the operation of the Station, including business and license fees, utility charges, real and personal property taxes and assessments levied against the Assets, property and equipment rentals, applicable copyright or other fees, sales and service charges, and prepaid and deferred items, shall be prorated between Buyer and Seller in accordance with the principle that Seller shall be responsible for all expenses, costs, and liabilities allocable to the period prior to the Closing Date, and Buyer shall be responsible for all expenses, costs, and obligations allocable to the period on and after the Closing Date. Notwithstanding the preceding sentence, there shall be no adjustment for, and Seller shall remain solely liable with respect to, any Contracts and any other obligation or liability not being assumed by Buyer in accordance with Section 2.5.

                 (b) Taxes. Except for real and personal property taxes and assessments incurred against the Assets, there shall be no proration or adjustment for income taxes or any other taxes with respect to the Station or the Assets which shall be Seller's sole responsibility for all periods prior to the Closing Date. All taxes arising from the transfer of the Assets hereunder shall be Buyer's responsibility pursuant to Section 11.2 hereof.

                 (c) Manner of Determining Adjustments. The adjustments and prorations to the Purchase Price pursuant to Section 2.3(a) will be determined in accordance with the following procedures:

                          (i)     Seller shall prepare and deliver to Buyer not
later than five (5) Business Days prior to the Closing Date a preliminary settlement statement, which statement shall set forth Seller's good faith estimate of the adjustments to the Purchase Price under Section 2.3(a) hereof.

                          (ii)    Buyer and Seller shall use their good faith
efforts to agree upon the adjustments under Section 2.3(a) hereof prior to the Closing.

                          (iii)   No later than forty-five (45) days after the
Closing Date, Buyer will deliver to Seller a statement setting forth Buyer's determination of the adjustments to the Purchase Price pursuant to Section 2.3(a) hereof. If Seller disputes the amount of the adjustments to the Purchase Price determined by Buyer, they shall deliver to Buyer, within thirty
(30) days after their receipt of Buyer's statement, Seller's statement setting forth their determination of the amount of the adjustments to the Purchase Price and the basis for their dispute in reasonable detail. If Seller notifies Buyer of their acceptance of Buyer's statement, or if Seller fail to deliver the Seller's statement within the thirty (30) day period specified in the preceding sentence, Buyer's determination of the adjustments pursuant to
Section 2.3(a) hereof shall be conclusive and binding on the parties.

                          (iv)    After the Closing, Buyer and Seller shall use
good faith efforts to resolve any dispute involving the determination of the adjustments to the Purchase Price under Section 2.3(a) hereof. If the parties are unable to resolve the dispute within fifteen (15) days following the delivery of Seller's statement described above, Buyer and Seller shall jointly designate and retain, with fees and expenses to be borne equally by Seller and Buyer, an independent certified public accountant mutually acceptable to Seller and Buyer who shall be knowledgeable and experienced in the operation of television broadcasting Station, to resolve the dispute within thirty (30) days. The accountant's resolutions of the dispute shall be final and binding on the parties, and a judgment may be entered thereon in any court of competent jurisdiction.

         2.4     Payment of Purchase Price.

                 (a) At the Closing, Buyer shall pay to Seller the Purchase Price adjusted pursuant to Section 2.3(a) hereof by federal wire transfer of immediately available funds pursuant to wire instructions delivered by Seller at least two (2) Business Days prior to the Closing Date.

                 (b) If as a result of the final determination of the adjustments to the Purchase Price pursuant to Section 2.3(c) following the Closing, (i) Buyer is determined to owe an amount to Seller, Buyer shall pay such amount to Seller in immediately available funds within five (5) Business Days of the date of such final determination or (ii) Seller is determined to owe an amount to Buyer, Seller shall pay such amount to Buyer in immediately available funds within five (5) Business Days of the date of such final determination.

         2.5 Assumption of Liabilities and Obligations. As of the Closing Date, Buyer shall assume and undertake to pay, discharge, and perform all obligations and liabilities of Seller under the Licenses to the extent that either (i) the obligations and liabilities relate to the period from and after the Closing Date or (ii) the Purchase Price was reduced pursuant to Section 2.3(a) hereof as a result of the proration of such obligations and liabilities. Buyer shall not assume any other obligations or liabilities of Seller, including (i) any obligations or liabilities under any Contract, (ii) any claims or pending litigation or proceedings relating to the operation of the Station prior to the Closing, (iii) any obligations or liabilities of Seller under any employee pension, retirement, or other benefit plans or with respect to commissions, wages, bonuses, incentive payments, vacation pay, sick leave, severance benefits, or other benefits of employees or former employees of Seller or their beneficiaries, (iv) any obligations or liabilities of Seller with respect to any Excluded Assets, or (v) any obligations or liabilities caused by, arising out of, or resulting from any action or omission of Seller prior to the Closing.

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller represents and warrants to Buyer as follows:

         3.1 Standing. Seller is a corporation duly organized, validly existing, and in good standing under the laws of Wyoming. Seller has all requisite corporate power and authority to execute and deliver this Agreement and the documents contemplated hereby, and to perform and comply with all of the terms, covenants, and conditions to be performed and complied with by Seller hereunder and thereunder. Seller is controlled by Randolph M. Weigner ("Weigner"), the current licensee of the Station. Seller agrees to acquire all licenses and authorizations for the Station and all of the Station's assets to be assigned and transferred to Buyer hereunder, prior to the Closing Date.


         3.2 No Breach or Violation. Neither the execution, delivery and performance of this Agreement and all other agreements or instruments to be executed in connection herewith, nor the compliance by Seller with the terms and provisions hereof and thereof will conflict with or breach any judgment, order, injunction, decree, regulation or ruling of any court or other governmental authority to which he is subject or any agreement or contract to which he is a party or to which he is subject, or constitute a default thereunder.

         3.3 Absence of Conflicting Agreements. The execution, delivery and the performance of this Agreement and the documents contemplated hereby (with or without the giving of notice, the lapse of time, or both): (i) do not require the consent of any third party; (ii) will not conflict with, result in a breach of, or constitute a default under, any law, judgment, order, ordinance, injunction, decree, rule, regulation, or ruling of any court or governmental instrumentality; (iii) will not conflict with, constitute grounds for termination of, result in a breach of, constitute a default under, or accelerate or permit the acceleration of any performance required by the terms of, any agreement, instrument, license, or permit to which Seller is a party or by which Seller may be bound; and (iv) will not create any claim, liability, mortgage, lien, pledge, condition, charge, or encumbrance of any nature whatsoever upon any of the Assets.

         3.4     Licenses.        Schedule 3.4 includes a true and complete
list of the Licenses. Seller has delivered to Buyer true and complete copies of the Licenses (including any and all amendments and other modifications thereto) listed on Schedule 3.4. The Licenses listed on Schedule 3.4 have been validly issued and the Seller is the authorized legal holder thereof. The FCC Licenses comprise all of the licenses, permits and other authorizations required from the FCC for the conduct of the business or operations of the Station in accordance with applicable laws and in the manner and to the extent they are now conducted. None of the Licenses listed on Schedule 3.4 is subject to any restriction or condition which would limit the full operation of the Station as presently operated. The Licenses listed on Schedule 3.4 are in full force and effect. The business and operations of the Station are being conducted in accordance with the Licenses listed on Schedule 3.4. Seller has no reason to believe that the Licenses issued by the FCC will not be renewed by the FCC in the ordinary course.

         3.5 Title to and Condition of Leasehold Interests. Schedule 3.5 contains a complete and accurate description of all Seller's leasehold interests necessary to conduct the business and operations of the Station as now conducted. With respect to each leasehold or subleasehold interest being conveyed under this Agreement, so long as Seller fulfills its obligations under the lease therefor, Seller has enforceable rights to nondisturbance and quiet enjoyment, and no third party holds any interest in the leased premises with the right to foreclose upon Seller's leasehold or subleasehold interest.

         3.6 Title to and Condition of Tangible Personal Property. Except for the equipment listed in Section 2.2(g) hereof, Schedule 3.6 contains descriptions of all material items of the Personal Property which comprise all material personal property necessary to conduct the business or operations of the Station as now conducted. Seller owns and has good title to all Personal Property, free and clear of any security interest, mortgage, pledge, conditional sales agreement, or other lien or encumbrance, except for Permitted Liens. Each item of material Personal Property is in operating condition and repair (ordinary wear and tear excepted), and is available for immediate use in the business or operations of the Station.

         3.7 Contracts. Seller is not a party to any Contracts that will impose any obligation on or adversely affect Buyer after the Closing Date.

         3.8 Reports. All material returns, reports and statements which the Station is currently required to file with the FCC and any other governmental agency have been filed. All of such reports, returns and statements are complete and correct as filed.

         3.9 Taxes. Seller has filed or caused to be filed all federal income tax returns and all other federal, state, county, local or city tax returns which are required to be filed, and they have paid or caused to be paid all taxes shown on said returns or on any tax assessment received by them to the extent that such taxes have become due, or has set aside on its books reserves (segregated to the extent required by sound accounting practice) deemed by them to be adequate with respect thereto. No events have occurred which could impose on Buyer any transferee liability for any taxes, penalties, or interest due or to become due from Seller.

         3.10 Claims and Legal Actions. There is no claim, legal action, counterclaim, suit, arbitration, governmental investigation or other legal, administrative or tax proceeding, nor any order, decree or judgment, in progress or pending, or to the knowledge of Seller threatened, against or relating to Seller, the Assets, or the business or operations of the Station, nor does Seller know or have reason to be aware of any basis for the same.

         3.11 Environmental; Hazardous Materials. There are no claims, notices, suits, proceedings or investigations pending or, to Seller's knowledge, threatened, and there are no judgments against Seller or the Station by or before any governmental authority concerning environmental compliance.
To Seller's knowledge, after due inquiry, (i) no toxic materials, hazardous waste, or hazardous substances, including any asbestos or asbestos-related products, any oils, petroleum-derived compounds or pesticides (hereinafter collectively referred to as the "Hazardous Materials") have been or are located on or about the Real Property; (ii) the Real Property has not been previously used for the storage, manufacture or disposal of Hazardous Materials; and (iii) no underground storage tank or related equipment ("UST") is located at the Real Property.

         3.12 Compliance with Laws. Seller has complied in all material respects with the Licenses and all federal, state, and local laws, rules, regulations, and ordinances applicable or relating to the ownership and operation of the Station. Neither the ownership or use of the properties of the Station nor the conduct of the business or operations of the Station conflicts with the rights of any other person or entity.

         3.13 Full Disclosure. No representation or warranty made by Seller in this Agreement or in any certificate, document, or other instrument furnished or to be furnished by Seller pursuant hereto contains or will knowingly contain any untrue statement of a material fact, or omits or will omit to state any material fact required to make any statement made herein or therein not misleading.

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer represents and warrants to Seller as follows:

         4.1 Organization, Standing and Authority. Buyer is a corporation duly organized, validly existing, and in good standing under the laws of Florida. Buyer has all requisite corporate power and authority to execute and deliver this Agreement and the documents contemplated hereby, and to perform and comply with all of the terms, covenants, and conditions to be performed and complied with by Buyer hereunder and thereunder.

         4.2 Authorization and Binding Obligation. The execution, delivery, and performance of this Agreement by Buyer have been duly authorized by all necessary actions on the part of Buyer. This Agreement has been duly executed and delivered by Buyer and constitutes the legal, valid, and binding obligation of Buyer, enforceable against Buyer in accordance with its terms except as the enforceability of this Agreement may be affected by bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by judicial discretion in the enforcement of equitable remedies.

         4.3 Absence of Conflicting Agreements. Subject to obtaining the FCC Consent, the execution, delivery, and performance by Buyer of this Agreement and the documents contemplated hereby (with or without the giving of notice, the lapse of time, or both): (i) will not conflict with the Certificate of Incorporation or Bylaws of Buyer; (ii) will not conflict with, result in a breach of, or constitute a default under, any law, judgment, order, injunction, decree, rule, regulation, or ruling of any court or governmental instrumentality applicable to Buyer; (iii) will not conflict with, constitute grounds for termination of, result in a breach of, constitute a default under, or accelerate or permit the acceleration of any performance required by the terms of, any agreement, instrument, license, or permit to which Buyer is a party or by which Buyer may be bound, such that Buyer could not acquire the Assets or operate the Station.

         4.4 Full Disclosure. No representation or warranty made by Buyer in this Agreement or in any certificate, document, or other instrument furnished or to be furnished by Buyer pursuant hereto contains or will knowingly contain any untrue statement of a material fact, or omits or will omit to state any material fact required to make any statement made herein or therein not misleading.

         4.5 Buyer Qualifications. Buyer is legally, financially and otherwise qualified to be the licensee of and acquire, own and operate the Station under the Communications Act of 1934, as amended, and the rules, regulations and policies of the FCC. Buyer knows of no fact that would, under existing law and the existing rules, regulations, policies and procedures of the FCC disqualify Buyer as assignee of the FCC Licenses or as the owner and operator of the Station or would cause any significant delay in obtaining FCC approval of its acquisition of the Station.

SECTION 5.  OPERATIONS OF THE STATION PRIOR TO CLOSING

         5.1 Generally. Seller agrees that, between the date of this Agreement and the Closing Date, Seller shall operate the Station in the ordinary course of business in accordance with their past practices (except where such conduct would conflict with the following covenants or with Seller's other obligations under this Agreement), and in accordance with the other covenants in this Section 5.

         5.2 Contracts. Seller will not enter into any contract or commitment relating to the Station or the Assets, or amend or terminate any Contract (or waive any material right thereunder), or incur any obligation (including obligations relating to the borrowing of money or the guaranteeing of indebtedness) that will be binding on Buyer after Closing without Buyer's written consent.

         5.3 Disposition of Assets. Seller shall not sell, assign, lease, or otherwise transfer or dispose of any of the Assets, except in connection with the acquisition of replacement property of equivalent kind and value.

         5.4 Encumbrances. Seller shall not create, assume or permit to exist any claim, liability, mortgage, lien, pledge, condition, charge, or encumbrance of any nature whatsoever upon the Assets, except for (i) liens which shall be removed prior to the Closing Date and, (ii) liens for current taxes not yet due and payable.

         5.5 Licenses. Seller shall not cause or permit, by any act or failure to act, any of the Licenses issued by the FCC to expire or to be revoked or suspended or take any action that could cause the FCC or any other governmental authority to institute proceedings for the suspension, revocation, or adverse modification of any of the Licenses. Seller has filed with the FCC a major modification application for the Station and shall prosecute with due diligence this and any other applications before the FCC in connection with the operation of the Station.

         5.6 Rights. Seller shall not knowingly waive any material right relating to the Station or any of the Assets.

         5.7 Access to Information. Seller shall permit Buyer and its authorized representatives to inspect the Station and its records upon reasonable request.

         5.8 Maintenance of Assets. Seller shall maintain all of the Assets in good condition (ordinary wear and tear excepted).

         5.9 Books and Records. Seller shall maintain its books and records relating to the Station in accordance with past practices.

         5.10 Notification. Seller shall promptly notify Buyer in writing of any material change in any of the information contained in Seller's representations and warranties contained in Section 3 of this Agreement.

         5.11 Compliance with Laws. Seller shall comply in all material respects with all laws, rules, and regulations applicable or relating to the ownership and operation of the Station.

SECTION 6.  SPECIAL COVENANTS AND AGREEMENTS

         6.1     FCC Consent.

                 (a) The assignment of the FCC Licenses in connection with the purchase and sale of the Assets pursuant to this Agreement shall be subject to the prior consent and approval of the FCC.

                 (b) Seller and Buyer shall promptly prepare the appropriate application for the FCC Consent and shall file the application with the FCC within ten (10) Business Days of the execution of this Agreement. The parties shall prosecute the applications with all reasonable diligence and otherwise use their reasonable commercial efforts to obtain a grant of the applications as expeditiously as practicable. Each party agrees to comply with any condition imposed on it by the FCC Consent, except that no party shall be required to comply with a condition if (1) the condition was imposed on it as the result of a circumstance the existence of which does not constitute a breach by such party of any of its representations, warranties, or covenants under this Agreement, and (2) compliance with the condition would have a material adverse effect upon it. Buyer and Seller shall oppose any requests for reconsideration or judicial review of the FCC Consent, provided, however, that the parties shall continue to have all rights available to them pursuant to Section 9 hereof. If the Closing shall not have occurred for any reason within the original effective period of the FCC Consent, and neither party shall have terminated this Agreement under Section 9, the parties shall jointly request an extension of the effective period of the FCC Consent. No extension of the FCC Consent shall limit the exercise by either party of its rights under Section 9. Notwithstanding the foregoing, neither party shall be required to participate in a trial-type hearing before the FCC.

         6.2 Control of the Station. Prior to Closing, Buyer shall not, directly or indirectly, control, supervise, direct, or attempt to control, supervise, or direct, the operations of the Station; such operations, including complete control and supervision of all of the Station's programs, employees, and policies, shall be the sole responsibility of Seller until the Closing.

         6.3 Risk of Loss. The risk of any loss, damage, impairment, confiscation, or condemnation of any of the Assets from any cause whatsoever shall be borne by Seller at all times prior to the Closing.

         6.4 Confidentiality. Except as necessary for the consummation of the transaction contemplated by this Agreement, including Buyer's obtaining of financing related hereto, and except as and to the extent required by law, including, without limitation, disclosure requirements of federal or state securities laws and rules and regulations of securities markets, each party will keep confidential any information of a confidential nature obtained from the other party in connection with the transactions contemplated by this Agreement. Except as provided in this Paragraph each party will refrain from disclosing any such information to any third party. If this Agreement is terminated, each party will return to the other party all copies of all documents and other all information obtained by the such party from the other party in connection with the transactions contemplated by this Agreement.

         6.5 Cooperation. Buyer and Seller shall cooperate fully with each other and their respective counsel and accountants in connection with any actions required to be taken as part of their respective obligations under this Agreement, and Buyer and Seller shall execute such other documents as may be necessary and desirable to the implementation and consummation of this Agreement, and otherwise use their reasonable commercial efforts to consummate the transaction contemplated hereby and to fulfill their obligations under this Agreement.

         6.6 Broker. Each of Buyer and Seller represents and warrants that neither they nor any person or entity acting on their behalf have incurred any liability for any finders' or brokers' fees or commissions in connection with the transactions contemplated by this Agreement.

         6.7 Weigner. Seller and Weigner will take whatever actions and execute whatever documents are necessary and appropriate to complete the transactions contemplated by this Agreement.

SECTION 7.       CONDITIONS TO OBLIGATIONS OF BUYER AND SELLER
                 AT CLOSING

         7.1 Conditions to Obligations of Buyer. All obligations of Buyer at the Closing are subject at Buyer's option to the fulfillment or waiver by Buyer prior to or at the Closing Date of each of the following conditions:

                 (a) Representations and Warranties. All representations and warranties of Seller contained in this Agreement shall be true and complete in all material respects at and as of the Closing Date as though made at and as of that time.

                 (b) Covenants and Conditions. Seller shall have performed and complied in all material respects with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by them prior to or on the Closing Date.

                 (c) FCC Consent. The FCC Consent shall have been granted without the imposition on Buyer of any material conditions that need not be complied with by Buyer under Section 6.1 hereof, Seller shall have complied with any conditions imposed on them by the FCC Consent, and the FCC Consent shall have become a Final Order.

                 (d) Governmental Authorizations. Seller shall be the holder of all FCC Licenses and there shall not have been any modification of any FCC License that could have a material adverse effect on the Station or the conduct of its business and operations. Except for the FCC's proceeding on Advanced Television Systems, no proceeding shall be pending the effect of which could be to revoke, cancel, fail to renew, suspend, or modify adversely any FCC License.

                 (e) Deliveries. Seller shall have made or stand willing to make all the deliveries to Buyer set forth in Section 8.2.

                 (f) Release of Liens. Seller shall have delivered to Buyer evidence reasonably satisfactory to Buyer that all security interests, mortgages, encumbrances, and liens on the Assets that are not Permitted Liens have been released and removed.

                 (g) Tower Lease. Seller shall have executed a Tower Lease for the Station, freely assignable to Buyer or shall have negotiated a Tower Lease for that Station, ready and available for execution by Buyer not later than the Closing Date, in form and substance reasonably satisfactory to Buyer (monthly rent of $2,000.00 is acceptable to Buyer), which includes space for two 19-inch equipment racks, one 1,000 watt UHF transmitter, one satellite dish, one 32-bay antenna, one STL receiving antenna, and 1-5/8 inch transmission line. Buyer shall pay any fees required by the tower owner for structural analyses and studies to determine the tower's ability to support the Station's antenna, for any tower strengthening or other modification required for the tower to support the antenna, and for the purchase and installation of all transmission equipment at the tower site.

                 (h) Seller Application. Seller's application for a construction permit to operate on Channel 54, File No. BPTTL-940414NN, shall have been granted by the FCC, and the Tower Lease shall be for the tower site specified in the resulting construction permit.

         7.2 Conditions to Obligations of Seller All obligations of Seller at the Closing are subject at Seller's option to the fulfillment prior to or at the Closing Date of each of the following conditions:

                 (a) Representations and Warranties. All representations and warranties of Buyer contained in this Agreement shall be true and complete in all material respects at and as of the Closing Date as though made at and as of that time.

                 (b) Covenants and Conditions. Buyer shall have performed and complied in all material respects with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

                 (c) Deliveries. Buyer shall have made or stand willing to make all the deliveries set forth in Section 8.3.

                 (d) FCC Consent. The FCC Consent shall have been granted without the imposition on Seller of any material conditions that need not be complied with by Seller under Section 6.1 hereof and Buyer shall have complied with any conditions imposed on it by the FCC Consent.

SECTION 8.  CLOSING AND CLOSING DELIVERIES

         8.1     Closing.

                 (a) Closing Date. The Closing shall take place at 10:00 a.m. on a date to be set by Buyer on at least five (5) Business Days' written notice to Seller, that is (1) not earlier than the first business day after the FCC Consent is granted, and (2) not later than ten (10) Business Days following the date upon which the FCC Consent has become a Final Order. If Buyer fails to specify the date for Closing pursuant to the preceding sentence prior to the fifth Business Day after the date upon which the FCC Consent becomes a Final Order, the Closing shall take place on the tenth Business Day after the date upon which the FCC Consent becomes a Final Order.

                 (b) Closing Place. The Closing shall be held at the offices of Dow, Lohnes & Albertson, 1200 New Hampshire Avenue, N.W., Suite 800, Washington, D.C. 20036, or such other place that is agreed upon by Buyer and Seller.

         8.2 Deliveries by Seller. Prior to or on the Closing Date, Seller shall deliver to Buyer the following, in form and substance reasonably satisfactory to Buyer and its counsel:

                 (a) Transfer Documents. Subject to the provisions of this Agreement, duly executed bills of sale, assignments, and other transfer documents which shall be sufficient to vest good and marketable title to the Assets in the name of Buyer, free and clear of all mortgages, liens, restrictions, encumbrances, claims, and obligations except for Permitted Liens;

                 (b) Certificates. A certificate, dated as of the Closing Date, executed by Seller certifying (1) that the representations and warranties of such Seller contained in this Agreement are true and complete in all material respects as of the Closing Date as though made on and as of that date; and (2) that such Seller has in all material respects performed and complied with all of its obligations, covenants, and agreements set forth in this Agreement to be performed and complied with on or prior to the Closing Date and such additional certificates and confirmations to Buyer's lenders as Buyer may reasonably request in connection with obtaining financing for the performance of its payment obligations hereunder;

                 (c) Licenses, Contracts, Business Records, Etc. Copies of all documents described in Section 2.1(g) hereof;

                 (d) Opinion of Counsel. An opinion of Seller's counsel dated as of the Closing Date, substantially in the form of Schedule 8.2(e) hereto;

                 (e) Resolutions. Certified copy of resolutions of the Board of Directors of Seller authorizing the execution, delivery and performance of this Agreement;

                 (f) Tower Lease. If the Tower Lease is initially executed by Seller rather than Buyer, an assignment of the Tower Lease to Seller, in form and substance satisfactory to Buyer; and

                 (g) Other Instruments. Such other instruments and certificates or other documentation as Seller are required by the terms hereof to deliver or as Buyer may reasonably request.

         8.3 Deliveries by Buyer. Prior to or on the Closing Date, Buyer shall deliver to Seller the following, in form and substance reasonably satisfactory to Seller and its counsel;

                 (a)      Purchase Price.  The Purchase Price as provided in
Section 2.3;

                 (b) Assumption Agreements. Appropriate assumption agreements pursuant to which Buyer shall assume and undertake to perform Seller's obligations under the Licenses and Assumed Contracts arising on or after the Closing Date;

                 (c) Certificate. A certificate, dated as of the Closing Date, executed by Buyer certifying (1) that the representations and warranties of Buyer contained in this Agreement are true and complete in all material respects as of the Closing Date as though made on and as of that date, and (2) that Buyer has in all material respects performed and complied with all of its obligations, covenants, and agreements set forth in this Agreement to be performed and complied with on or prior to the Closing Date;

                 (d) Opinion of Counsel. An opinion of Buyer's counsel dated as of the Closing Date, substantially in the form of Schedule 8.3(d) hereto;

                 (e) Resolutions. Certified copy of resolutions of Buyer's Board of Directors authorizing the execution, delivery and performance of this Agreement; and

                 (f) Other Instruments. Such other instruments and certificates or other documentation as Buyer is required by the terms hereof to deliver or as Seller may reasonably request.

SECTION 9.  TERMINATION

         9.1 Termination by Seller. This Agreement may be terminated by Seller and the purchase and sale of the Assets abandoned, if Seller is not then in material default, upon written notice to Buyer, upon the occurrence of any of the following:

                 (a) Conditions. If, on the date that would otherwise be the Closing Date, any of the conditions precedent to the obligations of Seller set forth in this Agreement have not been satisfied or waived in writing by Seller.

                 (b) Judgments. If there shall be in effect on the date that would otherwise be the Closing Date any judgment, decree, or order, not caused by Seller, that would prevent or make unlawful the Closing.

                 (c) Upset Date. If the Closing shall not have occurred by May 1, 1997.

         9.2 Termination by Buyer. This Agreement may be terminated by Buyer and the purchase and sale of the Station abandoned, if Buyer is not then in material default, upon written notice to Seller, upon the occurrence of any of the following:

                 (a) Conditions. If on the date that would otherwise be the Closing Date any of the conditions precedent to the obligations of Buyer set forth in this Agreement have not been satisfied or waived in writing by Buyer.

                 (b) Judgments. If there shall be in effect on the date that would otherwise be the Closing Date any judgment, decree, or order, not caused by Buyer, that would prevent or make unlawful the Closing.

                 (c) Upset Date. If the Closing shall not have occurred by May 1, 1997.

         9.3 Escrow Deposit. On the date hereof, Buyer shall deposit with First Union National Bank (the "Escrow Agent") One Hundred Twenty Five Thousand Dollars ($125,000). All funds and documents deposited with the Escrow Agent shall be held and disbursed in accordance with the terms of the Escrow Agreement executed on the date hereof in the form of Schedule 9.3 (the "Escrow Agreement") and the following provisions:

                 (a) At the Closing, Buyer shall be entitled to receive all amounts held by the Escrow Agent pursuant to the Escrow Agreement, including any interest or other proceeds from the investment of funds held by the Escrow Agent.

                 (b)      If this Agreement is terminated by Seller pursuant to
Section 9.1 hereof due to Buyer's material breach of this Agreement, and Seller is not in material breach of any provision of this Agreement, Seller shall be entitled to receive all amounts held by the Escrow Agent pursuant to the Escrow Agreement, including any interest or other proceeds from the investment of funds held by the Escrow Agent.

                 (c) If this Agreement is terminated and all of the conditions for the disbursement of the escrow fund to Seller under Section 9.3(b) are not satisfied, Buyer shall be entitled to receive all amounts held by the Escrow Agent pursuant to the Escrow Agreement, including any interest or other proceeds from the investment of funds held by the Escrow Agent.

         9.4 Rights on Termination. (a) If this Agreement is terminated pursuant to Section 9.1 or 9.2 and neither party is in material breach of any provision of this Agreement, the parties hereto shall not have any further liability to each other with respect to the purchase and sale of the Assets.
If this Agreement is terminated by Seller due to Buyer's material breach of this Agreement and Seller is not in material breach of any provision of this Agreement, then the payment to Seller pursuant to Section 9.3(b) hereof shall be liquidated damages and shall constitute full payment and the exclusive remedy for any damages suffered by Seller by reason of Buyer's material breach of this Agreement. Seller and Buyer agree in advance that actual damages would be difficult to ascertain and that the amount of the escrow in accordance with
Section 9.3 hereof, together with any interest or other proceeds from the investment of that amount, is a fair and equitable amount to reimburse Seller for damages sustained due to Buyer's material breach of this Agreement. If this Agreement is terminated by Buyer due to Seller's material breach of any provision of this Agreement, and Buyer is not in material breach of any provision of this Agreement, Buyer shall have all rights and remedies available at law or equity, including the right to seek specific performance of this Agreement.

                 (b) Seller agrees that the Assets include unique property that cannot be readily obtained on the open market and that Buyer would be irreparably injured if this Agreement is not specifically enforced after breach if Seller shall have committed a material breach. Therefore, Buyer shall have the right to specifically enforce Seller's performance under this Agreement and Seller agrees to waive the defense in any such suit that Buyer has an adequate remedy at law and to interpose no opposition, legal or otherwise, as to the propriety of specific performance as a remedy.

SECTION 10.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES;
             INDEMNIFICATION; CERTAIN REMEDIES

         10.1 Representations and Warranties. All representations and warranties contained in this Agreement shall be deemed continuing representations and warranties and shall survive the closing for a period of eighteen (18) months.

         10.2 Indemnification by Seller. Seller hereby agrees to indemnify and hold Buyer harmless against and with respect to, and shall reimburse Buyer for:

                 (a) Any and all losses, liabilities, or damages resulting from any untrue representation, breach of warranty, or omission or nonfulfillment of any covenant by Seller contained in this Agreement or in any certificate, document, or instrument delivered to Buyer under this Agreement.

                 (b) Any and all obligations of Seller not assumed by Buyer pursuant to this Agreement.

                 (c) Any and all losses, liabilities, or damages resulting from the operation or ownership of the Station and/or the Assets prior to the Closing Date, including any liabilities arising under the Licenses or the Tower Lease (unless executed directly by Seller) which relate to events occurring prior to the Closing Date.

                 (d) Any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs, and expenses, including reasonable legal fees and expenses, incident to any of the foregoing or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing this indemnity.

         10.3 Indemnification by Buyer. Buyer hereby agrees to indemnify and hold Seller harmless against and with respect to, and shall reimburse Seller for:

                 (a) Any and all losses, liabilities, or damages resulting from any untrue representation, breach of warranty, or omission or nonfulfillment of any covenant by Buyer contained in this Agreement or in any certificate, Schedule, document, or instrument delivered to Seller under this Agreement.

                 (b) Any and all obligations of Seller assumed by Buyer pursuant to this Agreement.

                 (c) Any and all losses, liabilities, or damages resulting from the operation or ownership of the Station and/or the Assets by Buyer on and after the Closing including, but not limited to, the Tower Lease.

                 (d) Any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses, including reasonable legal fees and expenses, incident to any of the foregoing or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing this indemnity.

         10.4 Procedure for Indemnification. The procedure for indemnification shall be as follows:

                 (a) The party claiming indemnification (the "Claimant") shall promptly give notice to the party from which indemnification is claimed (the "Indemnifying Party") of any claim, whether between the parties or brought by a third party, specifying in reasonable detail the factual basis for the claim. If the claim relates to an action, suit, or proceeding filed by a third party against Claimant, such notice shall be given by Claimant as soon as practicable after written notice of such action, suit, or proceeding was given to Claimant.

                 (b) With respect to claims solely between the parties, following receipt of notice from the Claimant of a claim, the Indemnifying Party shall have thirty days to make such investigation of the claim as the Indemnifying Party deems necessary or desirable. For the purposes of such investigation, the Claimant agrees to make available to the Indemnifying Party and/or its authorized representatives the information relied upon by the Claimant to substantiate the claim. If the Claimant and the Indemnifying Party agree at or prior to the expiration of the thirty-day period (or any mutually agreed upon extension thereof) to the validity and amount of such claim, the Indemnifying Party shall immediately pay to the Claimant the full amount of the claim. If the Claimant and the Indemnifying Party do not agree within the thirty-day period (or any mutually agreed upon extension thereof), the Claimant may seek appropriate remedy at law or equity.

                 (c) With respect to any claim by a third party as to which the Claimant is entitled to indemnification under this Agreement, the Indemnifying Party shall have the right at its own expense, to participate in or assume control of the defense of such claim, and the Claimant shall cooperate fully with the Indemnifying Party subject to reimbursement for reasonable actual out-of-pocket expenses incurred by the Claimant as the result of a request by the Indemnifying Party. If the Indemnifying Party elects to assume control of the defense of any third-party claim, the Claimant shall have the right to participate in the defense of such claim at its own expense. If the Indemnifying Party does not elect to assume control or otherwise participate int he defense of any third party claim, it shall be bound by the results obtained by the Claimant with respect to such claim.

                 (d) If a claim, whether between the parties or by a third party, requires immediate action, the parties will make every effort to reach a decision with respect thereto as expeditiously as possible.

                 (e) The indemnification rights provided in Sections 10.2 and 10.3 shall extend to the shareholders, directors, officers, employees, and representatives of any Claimant although for the purpose of the procedures set forth in this Section 10.4, any indemnification claims by such parties shall be made by and through the Claimant.

         10.5    Certain Limitations.

                 (a) Notwithstanding anything in this Agreement to the contrary (i) neither party shall indemnify or otherwise be liable to the other party with respect to any claim for indemnification in excess of the Purchase Price; and (ii) neither party shall indemnify or otherwise be liable to the other party with respect to any claim except to the extent the claim for indemnification exceeds Five Thousand Dollars ($5,000.00).

                 (b) An Indemnifying Party shall not settle a claim by a third party without the consent of the Claimant, provided, however, that if a settlement agreed to by the Indemnifying Party and a third party would cause no material harm to the Claimant but is rejected by the Claimant, the liability of the Indemnifying Party for that claim shall be limited to the amount of the agreed settlement amount.

SECTION 11.  MISCELLANEOUS

         11.1 Attorneys' Fees. In the event of a default by either party which results in a lawsuit or other proceeding for any remedy available under this Agreement, the prevailing party shall be entitled to reimbursement from the other party of its reasonable legal fees and expenses.

         11.2 Fees and Expenses. Any federal, state, or local sales or transfer tax arising in connection with the conveyance of the Assets by Seller to Buyer pursuant to this Agreement shall be paid by Buyer. Buyer and Seller shall each pay one-half of the fee payable to the FCC in connection with the filing of the application for FCC Consent. Except as otherwise provided in this Agreement, each party shall pay its own expenses incurred in connection with the authorization, preparation, execution, and performance of this Agreement, including all fees and expenses of counsel, accountants, agents, and representatives, and each party shall be responsible for all fees or commissions payable to any finder, broker, advisor, or similar person retained by or on behalf of such party.

         11.3 Notices. All notices, demands, and requests required or permitted to be given under the provisions of this Agreement shall be (a) in writing, (b) sent by telecopy (with receipt personally confirmed by telephone), delivered by personal delivery, or sent by commercial delivery service or registered or certified mail, return receipt requested, (c) deemed to have been given on the date of personal delivery or the date set forth in the records of the delivery service or on the return receipt, and (d) addressed as follows:

If to Buyer:                      Paxson Communications LPTV, Inc.
                                  601 Clearwater Park Road
                                  West Palm Beach, FL   33401
                                  Attention:  Mr. Lowell W. Paxson
                                  Telecopy:  (407) 659-4252
                                  Telephone: (407) 659-4122

With copy to:                     John R. Feore, Jr., Esquire
                                  Dow, Lohnes & Albertson
                                  A Professional Limited Liability Company
                                  1200 New Hampshire Avenue, N.W., Suite 800
                                  Washington, D.C.   20036
                                  Telecopy:  (202) 776-2222
                                  Telephone:  (202) 776-2786

If to Seller:                     Electron Communications Corporation
                                  3761 East Lincolnway, Suite 126
                                  Cheyenne, WY   82001
                                  Attention:  Mr. Randolph M. Weigner
                                  Telecopy:  (307) 632-7442
                                  Telephone:  (307) 632-7199

With copy to:                     Peter Tannenwald, Esquire
                                  Irwin, Campbell & Tannenwald, P.C.
                                  1730 Rhode Island Avenue, N.W., Suite 200
                                  Washington, D.C.   20036-3101
                                  Telecopy:  (202) 728-0354
                                  Telephone:  (202) 728-0400

or to any other or additional persons and addresses as the parties may from time to time designate in a writing delivered in accordance with this Section 11.3.

         11.4 Benefit and Binding Effect. Neither party hereto may assign this Agreement without the prior written consent of the other party hereto; provided, however, that Buyer may assign its rights and obligations under this Agreement to a wholly-owned subsidiary or commonly controlled affiliate without seeking or obtaining Seller's prior approval, provided, however, that Buyer shall guarantee the performance by its assignee of all of Buyer's obligations under this Agreement. Upon any permitted assignment by Buyer or Seller in accordance with this Section 11.5, all references to "Buyer" herein shall be deemed to be references to Buyer's assignee and all references to "Seller" herein shall be deemed to be references to Seller's assignee. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         11.5 Further Assurances. The parties shall take any actions and execute any other documents that may be necessary or desirable to the implementation and consummation of this Agreement, including, in the case of Seller, any additional bills of sale, deeds, or other transfer documents that, in the reasonable opinion of Buyer, may be necessary to ensure, complete, and evidence the full and effective transfer of the Assets to Buyer pursuant to this Agreement.

         11.6 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED, CONSTRUED, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA (WITHOUT REGARD TO THE CHOICE OF LAW PROVISIONS THEREOF).

         11.7 Headings. The headings in this Agreement are included for ease of reference only and shall not control or affect the meaning or construction of the provisions of this Agreement.

         11.8 Gender and Number. Words used in this Agreement, regardless of the gender and number specifically used, shall be deemed and construed to include any other gender, masculine, feminine, or neuter, and any other number, singular or plural, as the context requires.

         11.9 Entire Agreement. This Agreement, the schedules, hereto, and all documents, certificates, and other documents to be delivered by the parties pursuant hereto, collectively represent the entire understanding and agreement between Buyer and Seller with respect to the subject matter hereof. This Agreement supersedes all prior negotiations between the parties and cannot be amended, supplemented, or changed except by an agreement in writing that makes specific reference to this Agreement and which is signed by the party against which enforcement of any such amendment, supplement, or modification is sought.

         11.10 Waiver of Compliance; Consents. Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, representation, warranty, covenant, agreement, or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, representation, warranty, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 11.10.

         11.11 Counterparts. This Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

         11.12 Press Releases. Neither party shall publish any press release, make any other public announcement or otherwise communicate with any news media concerning this Agreement or the transactions contemplated hereby without the prior written consent of the other party; provided, however, that nothing contained herein shall prevent either party from promptly making all filings and, if required, press releases with governmental authorities as may, in its judgment, be required or advisable in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, in which case the other party shall be first notified in writing.


             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Asset Purchase Agreement as of the day and year first above written.

                                           PAXSON COMMUNICATIONS LPTV, INC.



                                           By: /s/ Lowell W. Paxson
                                              --------------------------------
                                                   Name: Lowell W. Paxson
                                                   Title: Chairman



                                           ELECTRON COMMUNICATIONS CORPORATION



                                           By: /s/ Randolph M. Weigner
                                              ----------------------------------
                                               Name:  Randolph M. Weigner
                                               Title: President


                                           RANDOLPH M. WEIGNER

                                           By: /s/ Randolph M. Weigner
                                              ----------------------------------

                               TABLE OF CONTENTS


                                                                                                                     Page
                                                                                                                     ----
RECITALS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

AGREEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

SECTION 1.  DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         "Accounts Receivable"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         "Assets" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         "Business Day" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         "Closing"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         "Closing Date" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         "Consents" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         "Contracts"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         "FCC"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         "FCC Consent"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         "FCC Licenses" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         "Final Order"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         "Intangibles"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         "Leasehold Interests"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         "Licenses" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         "Permitted Liens"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         "Person" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         "Purchase Price" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         "Station"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         "Tangible Personal Property" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3

SECTION 2.  PURCHASE AND SALE OF ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         2.1     Agreement to Sell and Buy  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         2.2     Excluded Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
         2.3     Purchase Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
                 (a)      Prorations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
                 (b)      Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
                 (c)      Manner of Determining Adjustments . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
         2.4     Payment of Purchase Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
         2.5     Assumption of Liabilities and Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF SELLER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
         3.1     Standing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6

                                                                                                                      Page
                                                                                                                      ----
         3.2     No Breach or Violation.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         3.3     Absence of Conflicting Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         3.4     Licenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         3.5     Title to and Condition of Leasehold Interests  . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         3.6     Title to and Condition of Tangible Personal Property . . . . . . . . . . . . . . . . . . . . . . . .   8
         3.7     Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         3.8     Reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         3.9     Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         3.10    Claims and Legal Actions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         3.11    Environmental; Hazardous Materials . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         3.12    Compliance with Laws.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         3.13    Full Disclosure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

SECTION 4.       REPRESENTATIONS AND WARRANTIES OF BUYER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         4.1     Organization, Standing and Authority . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         4.2     Authorization and Binding Obligation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         4.3     Absence of Conflicting Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         4.4     Full Disclosure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         4.5     Buyer Qualifications . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

SECTION 5.       OPERATIONS OF THE STATION PRIOR TO CLOSING . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         5.1     Generally  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         5.2     Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         5.3     Disposition of Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         5.4     Encumbrances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         5.5     Licenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         5.6     Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         5.7     Access to Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         5.8     Maintenance of Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         5.9     Books and Records  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         5.10    Notification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         5.11    Compliance with Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

SECTION 6.       SPECIAL COVENANTS AND AGREEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         6.1     FCC Consent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         6.2     Control of the Station . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         6.3     Risk of Loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         6.4     Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         6.5     Cooperation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         6.6     Broker . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

                                                                                                                     Page
                                                                                                                     ----

         6.7     Weigner  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

SECTION 7.       CONDITIONS TO OBLIGATIONS OF BUYER AND SELLER
                 AT CLOSING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         7.1     Conditions to Obligations of Buyer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 (a)      Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 (b)      Covenants and Conditions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 (c)      FCC Consent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 (d)      Governmental Authorizations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 (e)      Deliveries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 (g)      Tower Lease.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                                  (h)      Seller Application . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         7.2     Conditions to Obligations of   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 (a)      Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 (b)      Covenants and Conditions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 (c)      Deliveries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 (d)      FCC Consent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

SECTION 8.       CLOSING AND CLOSING DELIVERIES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         8.1     Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 (a)      Closing Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 (b)      Closing Place . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         8.2     Deliveries by Seller . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                 (a)      Transfer Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                 (b)      Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                 (c)      Licenses, Contracts, Business Records, Etc. . . . . . . . . . . . . . . . . . . . . . . . .  15
                 (d)      Opinion of Counsel  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                 (e)      Resolutions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                 (f)      Tower Lease . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                 (g)      Other Instruments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         8.3     Deliveries by Buyer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 (a)      Purchase Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 (b)      Assumption Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 (c)      Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 (d)      Opinion of Counsel  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 (e)      Resolutions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 (f)      Other Instruments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
SECTION 9.  TERMINATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         9.1     Termination by Seller  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

                                                                                                                     Page
                                                                                                                     ----
                 (a)      Conditions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 (b)      Judgments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                 (c)      Upset Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         9.2     Termination by Buyer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                 (a)      Conditions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                 (b)      Judgments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                 (c)      Upset Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         9.3     Escrow Deposit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         9.4     Rights on Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

SECTION 10.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES;
                 INDEMNIFICATION; CERTAIN REMEDIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         10.1    Representations and Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         10.2    Indemnification by Seller  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         10.3    Indemnification by Buyer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         10.4    Procedure for Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         10.5    Certain Limitations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

SECTION 11.      MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         11.1    Attorneys' Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         11.2    Fees and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         11.3    Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         11.4    Benefit and Binding Effect . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         11.5    Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         11.6    GOVERNING LAW  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         11.7    Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         11.8    Gender and Number  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         11.9    Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         11.10   Waiver of Compliance; Consents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         11.11   Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         11.12   Press Releases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23


                                              LIST OF SCHEDULES AND EXHIBITS
                                              ------------------------------


                          Schedule 3.3             -        Consents

                          Schedule 3.4             -        Licenses

                          Schedule 3.5             -        Leasehold Interests

                          Schedule 3.6             -        Personal Property

                          Schedule                 -        Opinion of Seller's Counsel

                          Schedule 8.3(d)          -        Opinion of Buyer's Counsel

                          Schedule 9.3             -        Escrow Agreement

                            ASSET PURCHASE AGREEMENT


         This ASSET PURCHASE AGREEMENT is dated as of July 1, 1996, by and among Paxson Communications LPTV, Inc., a Florida corporation ("Buyer"), and Electron Communications Corporation, a Wyoming corporation ("Seller").

                                    RECITALS

         A. Seller's sole stockholder is, and as of the Closing Date Seller will be, the licensee of and owner and operator of WRAP-LP, Channel 33, Boston, Massachusetts (the "Station"), pursuant to authorizations issued by the Federal Communications Commission (the "FCC"). Seller's sole stockholder has been issued Special Temporary Authority ("STA") to operate the Station on Channel 54 and has pending before the FCC an application to operate the Station on Channel 54 on a permanent basis and will assign the STA and application to Seller prior to the Closing hereunder.

         B. Seller desire to sell, and Buyer wishes to buy, substantially all the assets that are owned by Seller or in which Seller have a transferable interest and which are used or useful in the business or operations of the Station, for the price and on the terms and conditions set forth in this Agreement.

                                   AGREEMENTS

         In consideration of the above recitals and of the mutual agreements and covenants contained in this Agreement, Buyer and Seller, intending to be bound legally, agree as follows:

SECTION 1.  DEFINITIONS

         The following terms, as used in this Agreement, shall have the meanings set forth in this Section:

         "Accounts Receivable" means the right of Seller to payment for the sale of advertising and/or programming time on the Station prior to the Closing Date.

         "Assets" means the assets to be sold, transferred, or otherwise conveyed to Buyer under the Agreement, as specified in Section 2.1.

         "Business Day" means any day other than Saturday, Sunday or other day on which banks in Florida are authorized to close their regular banking business.

         "Closing" means the consummation of the purchase and sale of the Assets pursuant to this Agreement in accordance with the provisions of Section 8.

         "Closing Date" means the date on which the Closing occurs, as determined pursuant to Section 8.

         "Consents" means the consents, permits, or approvals of government authorities and other third parties necessary to transfer the Assets to Buyer or otherwise to consummate the transactions contemplated by this Agreement.

         "Contracts" means all contracts, leases, non-governmental licenses, and other agreements (including leases for personal or real property and employment agreements), written or oral (including any amendments and other modifications thereto) to which Seller is a party or which are binding upon Seller and which relate to or affect the Assets or the business or operations of the Station, and (i) which are in effect on the date of this Agreement or
(ii) which are entered into by Seller between the date of this Agreement and the Closing Date.

         "FCC" shall have the meaning set forth in the Recitals to this Agreement.

         "FCC Consent" means action by the FCC granting its consent to the assignment of the FCC Licenses to Buyer as contemplated by this Agreement.

         "FCC Licenses" means all Licenses issued by the FCC to Seller in connection with the business or operations of the Station.

         "Final Order" means an action by the FCC that has not been reversed, stayed, enjoined, set aside, annulled, or suspended, and with respect to which no requests are pending for administrative or judicial review, reconsideration, appeal, or stay, and the time for filing any such requests and the time for the FCC to set aside the action on its own motion have expired.

         "Intangibles" means all copyrights, trademarks, trade names, service marks, service names, licenses, patents, permits, jingles, proprietary information, technical information and data, machinery and equipment warranties, and other similar intangible property rights and interests (and any goodwill associated with any of the foregoing) applied for, issued to, or owned by Seller or under which Seller is licensed or franchised and which are used or useful in the business and operations of the Station, together with any additions thereto between the date of this Agreement and the Closing Date.

         "Leasehold Interests" means Seller's interests in leaseholds and subleaseholds, purchase options, easements, licenses, rights to access, and rights of way, which are used or useful in the business or operations of the Station, together with any additions thereto between the date of this Agreement and the Closing Date.

         "Licenses" means all licenses, permits, and other authorizations issued by the FCC, the Federal Aviation Administration, or any other federal, state, or local government authorities to Seller in connection with the conduct of the business or operations of the Station, together with any additions thereto between the date of this Agreement and the Closing Date.

         "Permitted Liens" means liens for taxes not yet due and payable.

         "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, or any governmental entity.

         "Purchase Price" shall have the meaning set forth in Section 2.3 hereof.

  "Station" shall have the meaning set forth in the Recital to this Agreement.

         "Tangible Personal Property" means all machinery, equipment, tools, furniture, leasehold improvements, office equipment, plant, inventory, spare parts, and other tangible personal property which is owned by Seller or in which Seller has an interest and which is used or useful in the conduct of the business or operations of the Station, together with any additions thereto between the date of this Agreement and the Closing Date, but excluding any Tangible Personal Property consumed in the ordinary course of business between the date hereof and the Closing Date.

SECTION 2.  PURCHASE AND SALE OF ASSETS

         2.1 Agreement to Sell and Buy. Subject to the terms and conditions set forth in this Agreement, Seller hereby agrees to sell, transfer, assign and/or deliver to Buyer on the Closing Date, and Buyer agrees to purchase and accept, all of the assets and property interests owned by Seller or in which Seller has a property interest which are used or useful in connection with the conduct of the business or operations of the Station, together with any additions thereto between the date of this Agreement and the Closing Date, but excluding the assets described in Section 2.2 hereof, free and clear of any claims, liabilities, security interests, mortgages, liens, pledges, conditions, charges, or encumbrances of any nature whatsoever (except for Permitted Liens), including the following:

                 (a)      The Tangible Personal Property;

                 (b)      The Leasehold Interests;

                 (c)      The Licenses;

                 (d) The Intangibles, including the goodwill of the Station, if any;



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


                 (e) All choses in action of Seller relating to the Station that are assignable to Buyer as provided herein; and

                 (f) All records required by the FCC to be kept by the Station and copies of all other books and records which belong to Seller and are within its possession and control relating to the business or operations of the Station (exclusive of corporate, financial and accounting records).

         2.2 Excluded Assets. The Assets shall exclude the following assets:

                 (a) Seller's Accounts Receivable, and cash or cash equivalents on hand as of the Closing Date; any insurance policies, letters of credit, or other similar items and cash surrender value in regard thereto; and any stocks, bonds, certificates of deposit and similar securities or other investments;

                 (b) Any pension, profit sharing or employee benefit plans and all contracts related thereto, and any collective bargaining agreements;

                 (c) All books and records relating to Seller's internal corporate organization or internal financial matters;

                 (d) Any Contracts including, without limitation, all affiliation agreements relating to the Station;

                 (e)      The Call Sign WRAP-LP;

                 (f) Any claims, rights and interest in and to any refunds of federal, state or local franchise, income or other taxes or fees for periods prior to the Closing Date; and

                 (g)      Any equipment owned by Video Jukebox Network, Inc.

         2.3 Purchase Price. The purchase price for the Assets shall be One Million Three Hundred Thousand Dollars ($1,300,000) (the "Purchase Price"), adjusted as provided below:

                 (a) Prorations. The Purchase Price shall be increased or decreased as required to effectuate the proration of expenses as of 11:59 p.m., Eastern Standard Time, on the day prior to the Closing Date. All expenses arising from the operation of the Station, including business and license fees, utility charges, real and personal property taxes and assessments levied against the Assets, property and equipment rentals, applicable copyright or other fees, sales and service charges, and prepaid and deferred items, shall be prorated between Buyer and Seller in accordance with the principle that Seller shall be responsible for all expenses, costs, and liabilities allocable to the period prior to the Closing Date, and Buyer shall be responsible for all expenses, costs, and obligations allocable to the period on and after the Closing Date. Notwithstanding the preceding sentence, there shall be no adjustment for, and Seller shall remain solely liable with respect to, any Contracts and any other obligation or liability not being assumed by Buyer in accordance with Section 2.5.

                 (b) Taxes. Except for real and personal property taxes and assessments incurred against the Assets, there shall be no proration or adjustment for income taxes or any other taxes with respect to the Station or the Assets which shall be Seller's sole responsibility for all periods prior to the Closing Date. All taxes arising from the transfer of the Assets hereunder shall be Buyer's responsibility pursuant to Section 11.2 hereof.

                 (c) Manner of Determining Adjustments. The adjustments and prorations to the Purchase Price pursuant to Section 2.3(a) will be determined in accordance with the following procedures:

                          (i)     Seller shall prepare and deliver to Buyer not
later than five (5) Business Days prior to the Closing Date a preliminary settlement statement, which statement shall set forth Seller's good faith estimate of the adjustments to the Purchase Price under Section 2.3(a) hereof.

                          (ii)    Buyer and Seller shall use their good faith
efforts to agree upon the adjustments under Section 2.3(a) hereof prior to the Closing.

                          (iii)   No later than forty-five (45) days after the
Closing Date, Buyer will deliver to Seller a statement setting forth Buyer's determination of the adjustments to the Purchase Price pursuant to Section 2.3(a) hereof. If Seller disputes the amount of the adjustments to the Purchase Price determined by Buyer, they shall deliver to Buyer, within thirty
(30) days after their receipt of Buyer's statement, Seller's statement setting forth their determination of the amount of the adjustments to the Purchase Price and the basis for their dispute in reasonable detail. If Seller notifies Buyer of their acceptance of Buyer's statement, or if Seller fail to deliver the Seller's statement within the thirty (30) day period specified in the preceding sentence, Buyer's determination of the adjustments pursuant to
Section 2.3(a) hereof shall be conclusive and binding on the parties.

                          (iv)    After the Closing, Buyer and Seller shall use
good faith efforts to resolve any dispute involving the determination of the adjustments to the Purchase Price under Section 2.3(a) hereof. If the parties are unable to resolve the dispute within fifteen (15) days following the delivery of Seller's statement described above, Buyer and Seller shall jointly designate and retain, with fees and expenses to be borne equally by Seller and Buyer, an independent certified public accountant mutually acceptable to Seller and Buyer who shall be knowledgeable and experienced in the operation of television broadcasting Station, to





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